Tortoise MLP & Energy Infrastructure Fund
a series of Managed Portfolio Series

Dear Shareholder:

I am writing to let you know that a special meeting (the “Meeting”) of shareholders of the Tortoise MLP & Energy Infrastructure Fund (the “Target Fund”) has been scheduled for June 22, 2021 at 1:00 p.m., Central time at 615 East Michigan Avenue, Milwaukee, Wisconsin 53202. The Meeting has been called to consider an important proposal affecting the Target Fund. The enclosed Proxy Statement/Prospectus describes a proposed reorganization (the “Reorganization”) of the Target Fund, which is a series of Managed Portfolio Series (the “Trust”), with and into the Tortoise MLP & Energy Income Fund (the “Acquiring Fund,” and together with the Target Fund, the “Funds”), which is also a series of the Trust.  Shareholders of the Target Fund will receive Institutional Class shares of the Acquiring Fund in a transaction that is intended to be a tax-free transaction under the Internal Revenue Code of 1986, as amended.

If approved by shareholders, the Reorganization will occur on or about June 25, 2021.  On that date, holders of the Target Fund will receive shares of the Acquiring Fund equal in aggregate net asset value to their shares of the Target Fund.  The enclosed Proxy Statement/Prospectus describes the Reorganization in greater detail and contains important information about the Acquiring Fund.

The Reorganization has been carefully reviewed by the Trust’s Board of Trustees (the “Board”).  The Board is responsible for protecting your interests as a shareholder.  The Board believes the Reorganization is in the best interests of the Target Fund and approved the Reorganization on March 31, 2021. The Board recommends that you vote in favor of the proposal and approve the Reorganization.

Please read the enclosed materials and cast your vote on the proxy card(s) or by telephone or via the Internet. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Thank you for your participation in this important initiative.

Sincerely,

/s/ Brian R. Wiedmeyer

Brian R. Wiedmeyer
President
June 4, 2021

Managed Portfolio Series
615 East Michigan Street
Milwaukee, Wisconsin 53217

Notice of Special Meeting of Shareholders of the
Tortoise MLP & Energy Infrastructure Fund

A special meeting (the “Meeting”) of shareholders of the Tortoise MLP & Energy Infrastructure Fund (the “Target Fund”), a series of Managed Portfolio Series (the “Trust”), has been scheduled for June 22, 2021 at 1:00 p.m. Central time, at 615 East Michigan Avenue, Milwaukee, Wisconsin 53202, to vote on the following proposal (the “Proposal”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

Proposal: To approve an Agreement and Plan of Reorganization by and between the Trust, on behalf of the Target Fund, and the Trust on behalf of another series of the Trust, the Tortoise MLP & Energy Income Fund (the “Acquiring Fund”), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for Institutional class shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (the “Reorganization”).

The Proposal will be effected with respect to the Target Fund only if the Target Fund’s shareholders approve the Proposal. Fund shareholders of record as of the close of business on March 31, 2021 are entitled to receive notice of, and to vote at, the Meeting or any adjournment thereof. If any other proposals in addition to the Proposal properly come before the Meeting or any adjournment or postponement thereof, then the shareholders of the Target Fund will vote separately on each such proposal.

The Trust’s Board of Trustees (the “Board”) has approved the Agreement and Plan of Reorganization and recommends that shareholders of the Target Fund cast their vote “FOR” the proposal as described in the accompanying Proxy Statement/Prospectus.

Please vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope or by voting by telephone or via the internet using the instructions on the proxy card. If you are voting by mail, please sign and promptly return the proxy card in the postage paid return envelope regardless of the number of shares owned. Proxy card instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by participating in the Meeting and casting your vote.

By order of the Board,

/s/ Brian R. Wiedmeyer

Brian R. Wiedmeyer
President
June 4, 2021

Tortoise MLP & Energy Infrastructure Fund
Tortoise MLP & Energy Income Fund
Each, a series of

Managed Portfolio Series
615 East Michigan Street
Milwaukee, Wisconsin 53217
(414) 287-3700

Proxy Statement/Prospectus
June 4, 2021

This Proxy Statement/Prospectus is provided in connection with the solicitation of proxies to be voted at a special meeting of shareholders (the “Meeting”) of Tortoise MLP & Energy Infrastructure Fund (the “Target Fund” or the “Energy Infrastructure Fund”), a series of Managed Portfolio Series (the “Trust”). The Meeting is scheduled for June 22, 2021 at 1:00 p.m. Central time, at 615 East Michigan Avenue, Milwaukee, Wisconsin 53202. The Meeting has been called by the Board of Trustees (the “Board”) of the Trust in order for shareholders of the Target Fund to consider a proposed agreement and plan of reorganization by and between the Trust, on behalf of the Tortoise MLP & Energy Income Fund (the “Acquiring Fund” or the “Energy Income Fund”), a series of the Trust, and the Trust, on behalf of the Target Fund, another series of the Trust. At the Meeting, you and other shareholders of the Target Fund will be asked to consider and vote upon the following proposal (the “Proposal”) and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

Proposal: To approve an Agreement and Plan of Reorganization by and between the Trust, on behalf of the Target Fund, and the Trust on behalf of another series of the Trust, the Tortoise MLP & Energy Income Fund (the “Acquiring Fund”), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for Institutional class shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (the “Reorganization”).

If shareholders of the Target Fund vote to approve the Plan, shareholders of the Target Fund will receive Institutional Class shares of the Acquiring Fund in the Reorganization having a total dollar value equal to the value of their investment in Institutional Class shares of the Target Fund immediately prior to the Reorganization, as determined pursuant to the Plan. The Target Fund will then be liquidated and dissolved. Tortoise Capital Advisors, L.L.C., also doing business as TCA Advisors, (“Tortoise” or the “Adviser”) is the investment adviser to both the Target Fund and the Acquiring Fund. Tortoise will continue to be responsible for providing investment advisory and portfolio management services to the Acquiring Fund following the Reorganization.

The Reorganization is generally anticipated to be a tax-free transaction for the Target Fund and its shareholders. The Board has approved the Plan and has determined that approval of the Reorganization is in the best interests of the Target Fund and the Acquiring Fund, and that the interests of the existing shareholders of the Target Fund and the Acquiring Fund will not be diluted as a result of the Reorganization. Accordingly, the Board recommends that shareholders of the Target Fund vote “FOR” the Proposal.

The Board has fixed the close of business on March 31, 2021 as the record date (“Record Date”) for the determination of Target Fund shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share held). If any other proposals in addition to the Proposal properly come before the Meeting or any adjournment or postponement thereof, then the shareholders of the Target Fund will vote separately on each such proposal.

This Proxy Statement/Prospectus sets forth concisely certain information about the Reorganization and the Acquiring Fund that you should consider before voting on the Proposal or investing in the Acquiring Fund. You should retain this information for future reference. The Trust is a registered open-end management investment company. This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card will be mailed to eligible shareholders on or about June 4, 2021.

Additional information is available in the following materials:

•Prospectus dated March 31, 2021 for the Target Fund and Acquiring Fund (“Prospectus”) (File No. 811-22525);

•Statement of Additional Information dated March 31, 2021 for the Target Fund and Acquiring Fund (“SAI”) (File No. 811-22525);

•The audited financial statements dated November 30, 2020 and related report of the independent public accounting firm of the Target Fund and the Acquiring Fund, which are included in the Annual Report to Shareholders of the Funds for the fiscal year ended November 30, 2020, filed on Form N-CSR (File No. 811-22525) with the SEC on February 5, 2021; and

•The Statement of Additional Information relating to this proxy statement/prospectus dated June 4, 2021;

The Target Fund Prospectus and Acquiring Fund Prospectus are incorporated herein by reference and are legally deemed to be part of this Proxy Statement/Prospectus. A copy of the Acquiring Fund Prospectus accompanies this Proxy Statement/Prospectus. The Statement of Additional Information relating to this Proxy Statement/Prospectus also is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The Prospectus, SAI, Annual Report and Semi-Annual Report to Shareholders for the Target Fund and Acquiring Fund are available at https://oef.tortoiseecofin.com/#product-comparison.

The documents listed above are on file with the U.S. Securities and Exchange Commission (the “SEC”). Copies of those documents may be requested by calling 855-TCA-FUND (855-822-3863) or by sending an email request to info@tortoiseecofin.com.

You may also obtain these documents from the SEC’s website at www.sec.gov. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU MAY LOSE MONEY BY INVESTING IN THE FUNDS.

TABLE OF CONTENTS

NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS REGARDING THE REORGANIZATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS OR RELATED SOLICITATION MATERIALS ON FILE WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR REPRESENTATIONS.

SUMMARY OF KEY INFORMATION

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, in the Plan, and/or in the Prospectus and SAIs of the Funds. Shareholders should read the entire Proxy Statement/Prospectus, the Prospectus (which accompanies this Proxy Statement/Prospectus), and the SAIs for more complete information.

WHY ARE YOU SENDING ME THE PROXY STATEMENT/PROSPECTUS?

You are receiving this Proxy Statement/Prospectus because you own shares in the Target Fund as of the Record Date and, therefore, have the right to vote on the very important Proposal described herein concerning the Target Fund. This Proxy Statement/Prospectus contains information that shareholders should know before voting on the Proposal. This document is both a proxy statement of the Target Fund and also a prospectus for the Acquiring Fund.

ON WHAT AM I BEING ASKED TO VOTE?

You are being asked to approve a Plan under which the Target Fund would be reorganized into the Acquiring Fund within the Trust. The Plan, with respect to the Target Fund, provides for: (a) acquisition of all of the assets of the Target Fund by the Acquiring Fund in exchange for Institutional Class shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities; (b) the distribution of shares of the Acquiring Fund to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.

The Acquiring Fund has the same portfolio management team, investment objective, investment strategy, risks and fundamental investment restrictions as the Target Fund. The Acquiring Fund, however, has an investment management fee that is 1.00%, which is higher than the Target Fund's investment management fee of 0.75%, and as a result, shareholder approval of the Reorganization is needed.

As a result of the Reorganization (if approved by shareholders), a Target Fund shareholder will become a shareholder of the Acquiring Fund and will receive Institutional Class shares of the Acquiring Fund having a total dollar value equal to the total dollar value of the shares such shareholder held in the Target Fund immediately prior to the Reorganization.

    Approval of the shareholders of the Target Fund is needed to proceed with the Proposal with respect to the Target Fund. The Meeting will be held on June 22, 2021 to consider the Proposal. If shareholders of the Target Fund do not approve the Reorganization, the Board will consider what further actions to take with respect to the Target Fund.

WHAT ARE THE REASONS FOR THE PROPOSED REORGANIZATION?

The Board recommends you vote in favor of the Proposal because it believes that the Reorganization is in the best interests of the Target Fund and its shareholders and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the proposed Reorganization. Tortoise proposed the Reorganization to the Board after a strategic review of the viability of continuing to manage the Target Fund. Tortoise determined that at current asset levels it was not viable to continue to manage the Target Fund. Tortoise believes that in the absence of the Reorganization, it would recommend that the Board approve the liquidation of the Target Fund. If the Target Fund were to liquidate, it is expected that such liquidation would result in the recognition of gain or loss by the Target Fund and its shareholders. In contrast, the Reorganization generally is not expected to result in recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes.

In considering the Reorganization and the Plan, the Board considered these and other factors in concluding that the Reorganization would be in the best interest of the Target Fund and its shareholders. The Board’s considerations are described in more detail in the section below entitled “THE PROPOSED REORGANIZATION -- Board Considerations in Approving the Reorganization”.

WILL THE ACQUIRING FUND HAVE DIFFERENT PORTFOLIO MANAGERS THAN THE TARGET FUND?

No. The same portfolio management team that serves the Target Fund is the portfolio management team for the Acquiring Fund, supported by the same analysts and traders. The Acquiring Fund’s Prospectus that accompanies this Proxy Statement/Prospectus provides biographical information about the key individuals who comprise the portfolio management teams.

HAS THE BOARD APPROVED THE REORGANIZATION?

Yes. As discussed in more detail in the Proxy Statement/Prospectus, the Board carefully reviewed and considered the Proposal and the Plan and, upon the recommendation of Tortoise, unanimously approved the Plan and the Reorganization. The Board recommends that shareholders of the Target Fund vote “For” the Proposal, and thereby approve the Plan and Reorganization.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON ME AS A SHAREHOLDER?

As a result of the Reorganization, you will become a shareholder of the Institutional Class of the Acquiring Fund. Immediately after the Reorganization, you will own Institutional Class shares of the Acquiring Fund having a total dollar value equal to the dollar value of the Institutional Class shares of the Target Fund that you owned immediately prior to the Reorganization. In addition, the management fee and net expense ratio is higher for the Acquiring Fund than it is for the Target Fund. The Target Fund pays Tortoise an annual management fee equal to 0.75% of the average daily net assets of the Target Fund while the Acquiring Fund pays Tortoise an annual management fee equal to 1.00% of the average daily net assets of the Acquiring Fund. For the fiscal year ended November 30, 2020, the Target Fund had a net expense ratio of 1.01% while the Institutional Class of the Acquiring Fund had a net expense ratio of 1.14%.

HOW DO THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS COMPARE?

The Acquiring Fund and the Target Fund have identical investment objectives, principal investment strategies and principal risks.

Investment Objectives. Each Fund has an investment objective primarily to seek current income and secondarily to seek long-term capital appreciation.

Principal Investment Strategies. Under normal market conditions, both the Acquiring Fund and the Target Fund will invest at least 80% of its total assets in equity and debt securities of other companies focused in the energy infrastructure sector and in equity and debt securities of master limited partnerships (“MLPs”) focused in the energy infrastructure sector.

Principal Risks. Each Fund has the following principal risk factors: energy and natural resource company risk, concentration risk, debt securities risk, MLP risk, below investment grade debt securities risk, capital markets risk, counterparty risk, credit risk, cybersecurity risk, derivatives risk, equity securities risk, ETF risk, investment company and RIC compliance risk, ETN risk, foreign securities risk, ADR risk, hedging risk, interest rate risk, IPO risk, leveraging risk, illiquid investments risk, liquidity risk, adviser risk, general market risk, non-diversified fund risk, covered call option risk, preferred stock risk, mid cap and small cap companies risk, tax risk and epidemic risk.

For more information, see “Comparison of Principal Risks of Investing in the Funds” below.

HOW DO THE FUNDS' EXPENSES COMPARE?

The following tables compare the annual fund operating expenses, expressed as a percentage of net assets (“expense ratios”), of the Target Fund with the expense ratios of the Institutional Class of the Acquiring Fund and the estimated (pro forma) expense ratios of the Institutional Class of the Acquiring Fund assuming completion of the Reorganization. In addition, Tortoise has contractually agreed to limit the Acquiring Fund’s total net operating expense ratio (excluding certain types of expenses described below) for a period of at least two years from the closing date of the Reorganization. The expense ratios provided below are based on the audited financials for the Target Fund and Acquiring Fund for the fiscal year ended November 30, 2020. The Acquiring Fund also offers C Class and A Class shares, each of which has a higher expense ratio than Institutional Class shares of the Acquiring Fund. The (pro forma) expense ratios show projected estimated expenses, but actual expenses may be higher or lower than those shown.

Target Fund Institutional Class/Acquiring Fund Institutional Class

Shareholder Fees (fees paid directly from your investment)	Target Fund Institutional Class	Acquiring Fund Institutional Class	Acquiring Fund Institutional Class (pro forma)
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None	None	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Target Fund Institutional Class	Acquiring Fund Institutional Class	Acquiring Fund Institutional Class (pro forma)
Management Fees	0.75%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None
Interest Expense	0.01%	0.01%	0.01%
Other Expenses	0.30%	0.13%	0.13%
Total Annual Fund Operating Expenses	1.06%	1.14%	1.14%
Fee Waiver	(0.05)%(1)	0.00%(1)	0.00%(1)
Total Annual Fund Operating Expenses After Fee Waiver	1.01%	1.14%	1.14%
(1)Tortoise Capital Advisors, L.L.C. (the “Adviser”) has contractually agreed to reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed 1.00% of the average daily net assets of the Target Fund and 1.25% of the average daily net assets of the Acquiring Fund. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of the recoupment. The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through at least March 31, 2022 with respect to the Target Fund and at least June 30, 2023 with respect to the Acquiring Fund.

EXPENSE EXAMPLE

The expense examples below are intended to help you compare the costs of investing in the Target Fund and the Acquiring Fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Target Fund (Institutional Class) Acquiring Fund (Institutional Class)	One Year	Three Years	Five Years	Ten Years
Institutional Class (Target Fund)	$104	$335	$585	$1,301
Institutional Class (Acquiring Fund)	$116	$362	$628	$1,386
Institutional Class (pro forma) (Acquiring Fund)	$116	$362	$628	$1,386

HOW DO THE PERFORMANCE RECORDS OF THE FUNDS COMPARE?

The accompanying bar chart and table provide some indication of the risks of investing in the Funds.  The bar chart shows changes in the annual total returns from year to year for each Fund’s Institutional Class.  Following the bar chart is each Fund’s highest and lowest quarterly return during the periods shown in the bar chart.  The performance table that follows shows how the Funds’ average annual total returns over time compare with broad-based market indexes and more specialized sector indexes.  Past performance (before and after taxes) will not necessarily continue in the future.  Updated performance is available at www.tortoiseecofin.com or by calling 855-TCA-FUND (855-822-3863).

Year-by-Year total Return as of December 31 – Acquiring Fund Institutional Class Shares(1)

(1)The Acquiring Fund is the accounting successor to the Advisory Research MLP & Energy Income Fund (the "MLP & Energy Income Predecessor Fund"). Accordingly, the performance shown in the bar chart and performance table for periods prior to November 15, 2019, represents the performance of the MLP & Energy Income Predecessor Fund.

During the periods illustrated in this bar chart, the Acquiring Fund’s highest quarterly return was 34.09% for the quarter ended June 30, 2020 and its lowest quarterly return was -43.64% for the quarter ended March 31, 2020. The calendar year-to-date total return of the Acquiring Fund as of March 31, 2021 was 9.77%.

Year-by-year total return as of December 31 – Target Fund Institutional Class(1)
(1)The Fund is the accounting successor to the Advisory Research MLP & Energy Infrastructure Fund (the "MLP & Energy Infrastructure Predecessor Fund"). Accordingly, the performance shown in the bar chart and performance table for periods prior to November 15, 2019, represents the performance of the MLP & Energy Infrastructure Predecessor Fund.

During the periods illustrated in this bar chart, the Target Fund’s highest quarterly return was 33.32% for the quarter ended June 30, 2020 and its lowest quarterly return was -42.28% for the quarter ended March 31, 2020. The calendar year-to-date total return of the Target Fund as of March 31, 2021 was 9.69%.

Acquiring Fund Average Annual Total Returns for the periods ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception(1)
Institutional Class
Return Before Taxes	(14.22)%	1.63%	1.41%	1.53%
Return After Taxes on Distributions	(14.50)%	0.89%	0.56%	0.68%
Return After Taxes on Distributions and Sale of Fund Shares	(8.25)%	1.08%	1.01%	1.11%
Alerian MLP Index (reflects no deduction for fees, expenses or taxes)	(28.69)%	(5.95)%	(2.31)%	(2.13)%
(1)Institutional Class shares of the MLP & Energy Income Predecessor Fund commenced operations on December 27, 2010. For the index shown, the measurement period used in computing the returns for the “Since Inception” period begins on December 27, 2010.

Target Fund Average Annual Total Returns for the periods ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception (September 9, 2010)
Institutional Class
Return Before Taxes	(16.02)%	0.72%	0.96%	1.72%
Return After Taxes on Distributions	(16.97)%	(0.79)%	(0.50)%	0.27%
Return After Taxes on Distributions and Sale of Fund Shares	(9.32)%	0.13%	0.64%	1.23%
Alerian MLP Index (reflects no deduction for fees, expenses or taxes)	(28.69)%	(5.95)%	(2.31)%	(1.12)%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures when a capital loss occurs upon redemption of portfolio shares and provides an assumed tax benefit for the investor. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

HOW DO THE INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS FOR THE FUNDS COMPARE?

Investment Advisory Arrangements. Tortoise serves as the investment adviser for both the Acquiring Fund and the Target Fund, with sole responsibility for all day-to-day investment advisory services for the Funds. Tortoise is located at 5100 W. 115th Place, Leawood, Kansas 66211. Tortoise is organized as a Delaware limited liability company. Tortoise is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”). The Adviser is a wholly owned subsidiary of TortoiseEcofin Investments, LLC (“TortoiseEcofin”), a company that owns essential asset and income-oriented investment advisers. A vehicle formed by Lovell Minnick and owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in TortoiseEcofin. Certain employees of Tortoise, including the portfolio managers to the Funds, own an indirect minority interest in Tortoise.

The contractual advisory fees for the Target Fund and the Acquiring Fund are set forth below. The Acquiring Fund has a higher contractual advisory fee than the Target Fund. The advisory fees, as a percentage of each Fund’s average daily net assets, are set forth below.

Fund	Investment Advisory Fee
Target Fund	0.75%
Acquiring Fund	1.00%

Distribution. Quasar Distributors, LLC (“Quasar”) acts as the distributor of shares of the Acquiring Fund. The address of Quasar is 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202.

HOW DO THE BOARDS AND THE FUNDS' OTHER SERVICE PROVIDERS COMPARE?

As the Target Fund and the Acquiring Fund are both series of the Trust, they have the same board of trustees. In addition, the Target Fund and Acquiring Fund have identical principal service providers. The following table identifies the other principal service providers to the Target Fund and the Acquiring Fund:

SERVICE	SERVICE PROVIDER
Accounting Services/Administrator	U.S. Bancorp Fund Services, LLC
Transfer Agent	U.S. Bancorp Fund Services, LLC
Custodian	U.S. Bank, National Association
Independent Registered Accounting Firm	Ernst & Young, LLP

HOW DO THE TARGET FUND'S AND ACQUIRING FUND'S PURCHASE AND REDEMPTION PROCEDURES AND EXCHANGE POLICIES COMPARE?

The Target Fund’s and Acquiring Fund’s purchase and redemption procedures are substantively the same. You may purchase or redeem shares of the Funds on any day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase shares at a Fund’s net asset value per share. Neither the Institutional Class of the Target Fund nor the Institutional Class of the Acquiring Fund has a sales charge. The minimum initial investment is generally $1,000,000 for Institutional Class shares of the Acquiring Fund and subsequent investments can be made for $100,000. The minimum initial investment for the Target Fund is $5,000,000 and subsequent investments can be made for $500. Certain eligibility requirements must be met for purchases of Institutional Class shares.

Each Fund permits waivers of the initial and subsequent minimum investment requirements under certain circumstances. Shareholders of each Fund may exchange all or a portion of their investment from the Fund to the other funds in the Trust that Tortoise, or an affiliate of Tortoise, manages within the same class provided those funds are accepting purchases. None of these policies or procedures will change as a result of the Reorganization.

HOW DO THE FUNDS' SALES CHARGES AND DISTRIBUTION ARRANGEMENTS COMPARE?

Neither the Target Fund nor the Institutional Class of the Acquiring Fund are subject to a front-end sales load, Rule 12b-1 distribution fee or shareholder servicing fee.

WILL THERE BE ANY TAX CONSEQUENCES RESULTING FROM THE REORGANIZATION?

The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). This means that, in general, the shareholders of the Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of all of their shares in the Target Fund for shares in the Acquiring Fund. The Target Fund anticipates receiving a legal opinion as to this and other expected U.S. federal income tax consequences of the Reorganization. In addition, the tax basis and holding period of a shareholder’s Target Fund shares are expected to carry over to the Acquiring Fund shares the shareholder receives as a result of the applicable Reorganization. At any time prior to the consummation of the Reorganization, Target Fund shareholders may redeem their Target Fund shares, generally resulting in the recognition of gain or loss to such shareholders for U.S. federal income tax purposes. This Proxy Statement/Prospectus relates only to the U.S. federal income tax consequences of the Reorganization. Shareholders should consult their tax adviser about state, local and foreign tax consequences of the Reorganization, if any.

For more detailed information about the U.S. federal income tax consequences of the Reorganization, please refer to the section below entitled “THE PROPOSED REORGANIZATION – U.S. Federal Income Tax Considerations”.

WILL MY DIVIDENDS BE AFFECTED BY THE REORGANIZATION?

No. Both the Target Fund and the Acquiring Fund generally distribute their net investment income, if any, quarterly. Both the Target Fund and Acquiring Fund distribute net capital gains, if any, at least annually, typically during the fourth calendar quarter.

WHEN IS THE REORGANIZATION EXPECTED TO OCCUR?

If shareholders of the Target Fund approve the Reorganization, it is anticipated that the Reorganization will occur on or around June 25, 2021.

HOW DO I CAST MY VOTE?

There are several ways you can vote your shares, including by attending the Meeting and casting your vote, by mail, by telephone, or via the Internet. The proxy card that accompanies this Proxy Statement/Prospectus provides detailed instructions on how you may vote your shares. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the Proposal, as recommended by the Board, and in their best judgment on other matters to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission.

WHO WILL PAY FOR THE REORGANIZATION?

Tortoise will bear the costs associated with the Reorganization, Meeting, and solicitation of proxies whether or not the transaction is effected, as set forth in the Plan, which is included as Exhibit C. Neither the Target Fund nor the Acquiring Fund will incur any expenses in connection with the Reorganization.

WHAT IF I DO NOT WISH THE TARGET FUND TO PARTICIPATE IN THE REORGANIZATION?

If you do not wish to have your shares of the Target Fund exchanged for Institutional Class shares of the Acquiring Fund as part of the Reorganization, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, and if you do not hold shares in a tax-advantaged account, you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

MAY I REVOKE MY PROXY?

    Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by participating in the Meeting and casting your vote, or by submitting a letter of revocation or a later-dated proxy card at the address indicated on the enclosed envelope provided with this Proxy Statement/Prospectus. Any letter of revocation or later-dated proxy card must be received prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked (i.e., the shareholder may participate in the Meeting and revoke their vote or submit a letter of revocation any time prior to the Meeting, or the shareholder may submit a new vote (in any capacity) to change their vote as only the shareholder’s most recent vote counts).

WHERE CAN I FIND MORE INFORMATION ABOUT THE FUNDS AND THE REORGANIZATION?

Additional information about the Target and Acquiring Funds can be found in the Prospectus and SAI. The remainder of this Proxy Statement/Prospectus contains additional information about the Target Fund and the Acquiring Fund and the Reorganization. You are encouraged to read the entire document. If you need any assistance, or have any questions regarding the Reorganization or how to vote, please call the Target Fund at 855-822-3863.

PROPOSAL: APPROVAL OF THE REORGANIZATION

You are being asked to approve the Reorganization pursuant to the Plan, under which the Target Fund would be reorganized into the Acquiring Fund within the Trust. The Plan, with respect to the Target Fund, provides for: (a) the acquisition of all of the assets of the Target Fund by the Acquiring Fund in exchange for Institutional Class shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities; (b) the distribution of shares of the corresponding class of the Acquiring Fund to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The following section describes the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund and compares other characteristics of the Target Fund and Acquiring Fund. The investment objective and principal investment strategy of the Target Fund are identical to the investment objective and principal investment strategy for the Acquiring Fund.

In addition to the principal investment strategies described below, each Fund is also subject to certain additional investment policies and limitations, which are described in the Prospectus and SAI. The cover page of this Proxy Statement/Prospectus describes how you can obtain copies of these documents. A comparison of the principal risks associated with the Funds’ investment strategies is described below under “Comparison of Principal Risks of Investing in the Funds.”

	Target Fund	Acquiring Fund
Form of Organization	A series of the Trust, an open-end investment management company organized as a Delaware statutory trust.	Same
Share Classes	Institutional Class	Institutional Class A Class C Class If shareholders of the Target Fund approve the Reorganization, shareholders of the Target Fund will receive Institutional Class shares of the Acquiring Fund.
Net Assets as of February 28, 2021	$17.1 million	$352.8 million
Investment Advisor and Portfolio Managers	Investment Adviser: Tortoise Capital Advisors, L.L.C., also doing business as TCA Advisors Portfolio Managers: Brian Kessens and Quinn T. Kiley	Investment Adviser: Same Portfolio Managers: Same
Annual Operating Expenses as a Percentage of Average Net Assets for the Fiscal Year	The total operating expense ratios after fee waivers for the fiscal year ended November 30, 2020 were: Institutional Class Shares: 1.01%
The total operating expense after fee waivers for the fiscal year ended November 30, 2020 were:

Institutional Class shares: 1.14%
A Class shares: 1.38%
C Class shares: 2.13%

If shareholders of the Target Fund approve the Reorganization, shareholders of the Target Fund will receive Institutional Class shares of the Acquiring Fund

Investment Objectives	The investment objectives of the Target Fund are primarily to seek current income and secondarily to seek long-term capital appreciation.	Same

	Target Fund	Acquiring Fund
Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its total assets in equity and debt securities of other companies focused in the energy infrastructure sector and in equity and debt securities of master limited partnerships (“MLPs”) focused in the energy infrastructure sector. Companies focused in the energy infrastructure sector include MLP parent companies and other MLP affiliates (together with MLPs, “MLP Entities”), which may invest their assets in varying degrees in MLPs. Some of these parent companies and other affiliates primarily own equity interests in MLPs, while others may jointly own assets with MLPs, and still others may only invest small portions of their assets in equity interests of MLPs. The Fund’s investment adviser, Tortoise, considers the energy infrastructure sector to be comprised of companies that engage in one or more aspects of exploration, production, gathering, processing, refining, transmission, marketing, storage and delivery of energy products such as natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal; oilfield services, including drilling, cementing and stimulations; the generation, transmission and distribution of electricity; water and wastewater treatment, distribution and disposal; or the generation, transportation and sale of alternative, non-fossil fuel based energy sources including, but not limited to, biodiesel, ethanol, biomass, geothermal, hydroelectric, nuclear, solar or wind energy. The Adviser considers a company to be focused in the energy infrastructure sector if at least 50% of the company’s assets are utilized in one or more of these activities. The Fund will also invest in MLP Entities and other companies operating in the natural resources sector, which includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies.
Same

In addition to making direct investments in MLP equity units, the Adviser intends to invest the Fund’s remaining assets in such a way as to provide, in total, a high level of correlation with MLP equities. These other investments may include equity and debt securities of entities that own interests in MLPs or assets owned in common with MLPs. The Fund will also invest in securities of entities that operate in industries similar to MLPs, such as energy infrastructure, even though such entities have no direct affiliation with an MLP.

Target Fund	Acquiring Fund

The Fund will purchase securities across the capital structure of MLP Entities, including equity and debt securities of MLPs and their affiliates. The Fund may invest in equity securities of MLP Entities and other issuers without regard for their market capitalizations.

The Adviser intends to allocate the Fund’s assets towards the mix of equity and debt securities it deems appropriate based upon its view of economic, market, and political conditions. As a result of this asset allocation, the Fund’s portfolio may, at times, be significantly invested in either equity or debt securities, or both. The Fund’s investment in equity securities may include both common and preferred stock. The Fund’s investment in debt securities may include both investment grade debt securities and high yield debt securities (often called “junk bonds”), which are securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Group (“S&P”), comparably rated by another statistical rating organization, or, if unrated, determined by the Adviser to be of comparable credit quality). The Fund will only purchase debt securities which, at the time of acquisition, are rated at least B3 by Moody’s or B- by Standard & Poor’s or are comparably rated by another statistical rating organization, or, if unrated, are determined by the Adviser to be of comparable credit quality. The Fund may invest in debt securities of any maturity.

The Fund may invest in foreign securities and U.S. dollar denominated foreign issuers which may include sponsored or unsponsored American Depository Receipts (“ADRs”) and Yankee bonds. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. Yankee bonds are bonds denominated in U.S. dollars that are publicly issued in the United States by foreign banks and corporations.

In certain market environments, the Fund may, but is not required to, use various hedging techniques, such as the buying and selling of options, including covered call options, to seek to mitigate one or more risks associated with investments in MLPs and energy infrastructure assets including market risk and interest rate risk, which, among other factors, could adversely affect market valuations of specific securities or certain sectors of the energy MLP and energy infrastructure market place, or the Fund’s overall portfolio.

Target Fund	Acquiring Fund

The Fund may invest up to 15% of its net assets in securities that are not registered under the Securities Act of 1933 or that otherwise may not be sold in public offerings, which are commonly known as “restricted” securities. The Fund will typically acquire restricted securities in directly negotiated transactions.

The Fund may invest in initial public offerings (“IPOs”), other investment companies including exchange-traded funds (“ETFs”), and exchange-traded notes (“ETNs”). ETFs are investment companies that generally seek to track the performance of specific indices, shares of which are traded on exchanges. The Fund will include ETFs that primarily invest in MLPs and/or other companies focused in the energy infrastructure sector for purposes of satisfying the Fund’s investment strategy of investing at least 80% of its total assets in equity and debt securities of MLPs focused in the energy infrastructure sector, and in equity and debt securities of other companies focused in the energy infrastructure sector. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index.

The Fund is “non-diversified” under the 1940 Act, which means that it may invest more of its assets in fewer issuers than “diversified” mutual funds.

	Target Fund	Acquiring Fund
Management and Other Fees
Management Fee. The Target Fund pays a management fee to Tortoise on a monthly basis at an annualized rate of 0.75% of the Target Fund’s average daily net assets.

Operating Expenses Limitation Agreement. Tortoise has contractually agreed to reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed 1.00% of the average daily net assets of the Fund. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of the recoupment. The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through at least March 31, 2022.

Other Fees. The Target Fund pays a separate fee for administration, fund accounting and transfer agency services.

Management Fee. The Acquiring Fund pays a management fee to Tortoise on a monthly basis at an annualized rate of 1.00% of the Acquiring Fund’s average daily net assets.

Operating Expenses Limitation Agreement. Tortoise has contractually agreed to reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed 1.25% of the average daily net assets of the Fund. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of the recoupment. The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through at least June 30, 2023.

Other Fees. Same

	Target Fund	Acquiring Fund
Sales Charges	The Target Fund is not subject to a front-end sales charge or contingent deferred sales charge
Institutional Class shares of the Acquiring Fund are not subject to a front-end sales charge or contingent deferred sales charge.
The Acquiring Fund charges a maximum front-end sales charge of 5.50% on purchases of A Class shares. A Class purchases of $1 million or more are not subject to a front-end sales load but are subject to a 1.00% contingent deferred sales charge on redemptions of shares purchased within 18 months of the purchase date. The Acquiring Fund charges a 1.00% contingent deferred sales charge on redemptions of C Class shares made within 12 months of purchase.

Distribution and Rule 12b-1 Fees	The Target Fund is not subject to a Rule 12b-1 distribution fee.
Institutional Class shares of the Acquiring Fund are not subject to a Rule 12b-1 distribution fee.
The Acquiring Fund has adopted a Rule 12b-1 plan under which the Fund is authorized to pay a fee of 0.25% of the average daily net assets of A Class shares and 1.00% of the average daily net assets of C Class shares.

Shareholder Servicing Plan Fee	The Target Fund does not impose a shareholder servicing plan fee on shares of the Fund.	Same
1940 Act Diversification	The Target Fund is non-diversified.	Same

PORTFOLIO MANAGERS

    The Target Fund and Acquiring Fund have the same portfolio managers. Quinn T. Kiley has managed each Fund since inception and Brian A. Kessens has managed each Fund since October 30, 2020. Each portfolio manager is a Managing Director and Senior Portfolio Manager of Tortoise. Information about each portfolio manager is provided below.

Quinn T. Kiley - Managing Director and Senior Portfolio Manager
Mr. Kiley joined Advisory Research, now part of Tortoise, in 2005 and is a senior portfolio manager for the Tortoise MLP & Energy Income Fund and the Tortoise MLP & Energy Infrastructure fund, open-end mutual funds. Additionally, he serves as portfolio manager for one closed-end fund: Fiduciary/Claymore MLP Opportunity Fund. He previously served as vice president of Corporate & Investment Banking at Banc of America Securities in New York and was responsible for executing strategic advisory and financing transactions for clients in the energy & power sectors. Mr. Kiley graduated from Washington & Lee University with a Bachelor of Science degree with honors in geology and also earned a Master of Science degree in geology from the University of Montana, and a Master of Business Administration degree from the Kelley School of Business at Indiana University. Additionally, he earned a Juris Doctorate from Indiana University School of Law and was admitted to the bar in New York.

Brian A. Kessens, CFA, Managing Director and Senior Portfolio Manager
Mr. Kessens joined Tortoise in 2008. He has been a portfolio manager of Tortoise since July 2013, a Managing Director of Tortoise since January 2015, and a member of the Investment Committee since June 30, 2015. Mr. Kessens has served as president of the Tortoise Power and Energy Infrastructure Fund, Inc. and Tortoise Pipeline & Energy Fund, Inc. closed-end funds since June 2015. He was a senior investment analyst of Tortoise from June 2012 to July 2013, and an investment analyst from 2008 to June 2012. Previously, from 2004 to 2008, he was a vice president in Citigroup’s global energy investment banking practice. Prior to Citigroup, he served from 1997 to 2002 as a field artillery officer in the United States Army. Mr. Kessens earned a Master of Business Administration from Columbia Business School in New York and a Bachelor of Science in economics from the United States Military Academy at West Point. He earned his CFA designation in 2006.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of Fund shares.

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The principal risks of investing in the Acquiring Fund and the Target Fund are discussed below. The principal risks of the Acquiring Fund and the Target Fund are identical. For purposes of this section, the Acquiring Fund and the Target Fund are referred to below as the “Fund”.

Energy and Natural Resource Company Risk.  Under normal circumstances, the Fund concentrates its investments in the energy infrastructure sector and may invest a significant portion of its assets in the natural resources sector of the economy, which includes a number of risks, including the following: supply and demand risk, depletion and exploration risk, marine transportation companies risk, regulatory risk, commodity pricing risk, weather risk, cash flow risk, affiliated party risk, catastrophe risk, acquisition risk, and natural resources sector risk. For example, decreases in oil prices may have a substantial impact on the prices of publicly-traded equity securities of energy infrastructure companies. The Fund considers the following industries as making up the energy infrastructure sector: energy, materials, transportation and utilities.

Concentration Risk. The Fund’s strategy of focusing its investments in MLPs focused in the energy infrastructure industry means that the performance of the Fund will be closely tied to the performance of the energy infrastructure industry. The Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Fund may be adversely affected if one or two of its investments perform poorly.

Debt Securities Risks. Investments in fixed income securities will be subject to credit risk, interest rate risk and prepayment risk. Credit risk is the risk that an issuer will default or fail to pay principal and interest when due. Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of fixed income securities). The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels. Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity causing the Fund to invest in fixed income securities with lower interest rates. Duration risk is the risk that holding long duration and long maturity investments will magnify certain other risks, including interest rate risk and credit risk.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, the equity securities of energy infrastructure companies in particular, or a particular company in which the Fund invests.

MLP Risk.  MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.

Derivatives Risk.  Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. The use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase fund volatility. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

Below Investment Grade Debt Securities Risk. Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by the Adviser (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk. Below investment grade debt securities have speculative characteristics and their value may be subject to greater fluctuation than investment grade debt securities.

Capital Markets Risk. MLPs normally pay out the majority of their operating cash flows to partners. Therefore, MLPs and other issuers in which the Fund invests may rely significantly on capital markets for access to equity and debt financing in order to fund organic growth projects and acquisitions. Should market conditions limit issuers’ access to capital markets, their distribution growth prospects could be at risk.

Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

Cybersecurity Risk. Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption.

Investment Company and RIC Compliance Risk. The Fund may be subject to increased expenses and reduced performance as a result of its investments in other investment companies. When investing in other investment companies, the Fund bears its pro rata share of the other investment company’s fees and expenses including the duplication of advisory and other fees and expenses. If for any taxable year the Fund fails to qualify as a RIC, the Fund’s taxable income will be subject to federal income tax at regular corporate rates. The resulting increase to the Fund’s expenses will reduce its performance and its income available for distribution to shareholders.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

ETN Risk. ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Foreign Securities Risk.  Investments in securities of foreign companies involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

ADR Risk. ADRs are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities. ADRs may be purchased through

“sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs. As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.

Hedging Risk. It is not possible to hedge fully or perfectly against any risk. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. There can be no assurance that the Fund’s hedging strategies will be effective or that hedging transactions will be available to the Fund. The Fund is not required to engage in hedging transactions at any given time or from time to time, even under volatile market environment and the Fund may choose not to do so from time to time.

Interest Rate Risk. MLPs and other higher yield securities historically have shown sensitivity to interest rate movements. In an increasing interest rate environment, these types of securities may experience upward pressure on their yields in order to stay competitive with other interest rate sensitive securities. Also, significant portions of the market value of MLPs and other higher yield securities may be based upon their current yields. Accordingly, the prices of these securities may be sensitive to fluctuations in interest rates and may decline when interest rates rise.

IPO Risk.  The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Leveraging Risk. Certain transactions, including the use of derivatives, may give rise to a form of leverage. To mitigate leveraging risk, the Fund’s custodian will segregate or identify liquid assets or otherwise cover the transactions that may give rise to such risk. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging may cause the Fund to be more volatile than if the Fund had not been leveraged.

Illiquid Investments Risk. The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. Illiquid investments may include restricted securities that cannot be sold immediately because of statutory and contractual restrictions on resale.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

Adviser Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

General Market Risk.  The Fund is subject to all of the business risks and uncertainties associated with any mutual fund, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Non-Diversified Fund Risk. Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Covered Call Option Risk. If the Fund writes a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. Moreover, the writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

Preferred Stock Risk.  A preferred stock is a blend of the characteristics of a bond and common stock.  It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.  Preferred stock generally does not confer voting rights.

Mid Cap and Small Cap Companies Risk. The mid cap and small cap companies may not have the management experience, financial resources, product or business diversification and competitive strengths of large cap companies. Therefore, these securities may have more price volatility and be less liquid than the securities of larger, more established companies.

Tax Risk. The Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). To maintain qualification for federal income tax purposes as a regulated investment company under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “Federal Income Tax Consequences.”

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional recapture income.

Epidemic Risk. Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The 1940 Act requires registered investment companies, such as the Funds, to adopt fundamental policies with respect to concentration of investments in securities of issuers in particular industries, borrowing, issuing senior securities, lending, investments in commodities, investments in real estate, underwriting securities and diversification (if applicable). Fundamental policies cannot be changed without approval by the vote of a majority of the outstanding shares of a Fund. The phrase “majority of the outstanding shares” means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. Non-fundamental policies may be changed by a Fund’s Board of Trustees without shareholder approval. The Target Fund and the Acquiring Fund have the same fundamental and non-fundamental investment restrictions.

Fundamental Investment Policies
Target Fund	Acquiring Fund
Issuing Senior Securities. The Target Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery or forward delivery basis or short sales in accordance with its objectives and strategies.
Same
Acting as Underwriter. The Target Fund may not underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the 1933 Act).
Same
Concentration of Investments. The Target Fund may not invest 25% or more of the Fund’s total assets in any particular industry or group of industries, except that the Fund will concentrate its assets in the energy infrastructure industry, and under normal circumstances will invest at least 25% of such Fund's total assets in the securities of companies that constitute the energy infrastructure industry. The foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.
Same
Purchasing or Selling Real Estate. The Target Fund may not purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate, including REITs).
Same
Making Loans. The Target Fund may not make loans of money (except for the lending of the Fund’s portfolio securities, repurchase agreements and purchases of debt securities consistent with the investment policies of the Fund).
Same
Investing in Commodities. The Target Fund may not purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities.
Same

As a non-fundamental investment policy, both the Target Fund and the Acquiring Fund may not invest, in the aggregate, more than 15% of its net assets in  securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value that the Fund has valued the investment.

COMPARISON OF SHAREHOLDER RIGHTS

Set forth below is a discussion of the rights of shareholders of each Fund. Because both Funds are series of the Trust, the Funds’ shares have identical characteristics.

The following is a summary of the material rights of shareholders of the Acquiring Fund and Target Fund, but does not purport to be a complete description of these rights. These rights may be determined in full by reference to the Delaware statute governing statutory trusts (the “Delaware Statute”), the Trust’s Amended and Restated Agreement and Declaration of Trust, and the Trust’s Amended and Restated Bylaws (collectively, the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”

FORM OF ORGANIZATION. Both the Target Fund and the Acquiring Fund are series of the Trust, an open-end management investment company organized as a Delaware statutory trust on January 27, 2011. The Target Fund offers only Institutional Class shares. The Acquiring Fund offers Institutional Class shares, A Class shares and C Class shares.

CAPITAL STOCK. The Trust is authorized to issue an unlimited number of shares. The Target Fund and the Acquiring Fund are two series, or mutual funds, formed by the Trust. Interests in the Target Fund and the Acquiring Fund are represented by shares of beneficial interest each with no par value. Shares of other series of the Trust are offered in separate prospectuses and statements of additional information. The Trust may start additional series and offer shares of new funds under the Trust at any time.

SHAREHOLDER MEETINGS. Neither the Target Fund nor the Acquiring Fund are required to hold annual meetings of shareholders. Shareholder meetings may be called by the board of trustees of either the Target Fund or Acquiring Fund. Shareholder meetings of the Target Fund and the Acquiring Fund may be called upon the written request to the trustees by shareholders holding in the aggregate not less than 10% of the shares and the request must specify the purposes for which such meeting is called.

VOTING RIGHTS. The 1940 Act provides that shareholders of the Target Fund and the Acquiring Fund have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. The governing instruments of the Target Fund and the Acquiring Fund provide that shareholders have the right to vote (a) for the election and removal of trustees to the extent required by law, including filling any vacancies on a Board, at a meeting called for that purpose by the Board, or, to the extent provided by the 1940 Act, the shareholders; (b) to approve additional matters as may be required by law, the governing instruments, or any registration statement filed with the SEC or any state, or (c) on such other matters as the trustees may consider necessary or desirable.

The Governing Instruments of the Target Fund and the Acquiring Fund further provide that each shareholder is entitled to one vote for each full share held, and a fractional vote for each fractional share held, and that each Fund will vote separately on matters relating solely to it. Shareholders of the Target Fund and the Acquiring Fund are not entitled to cumulative voting in the election of trustees.

QUORUM AND VOTING. The Governing Instruments of the Trust provide that, except as otherwise required by the 1940 Act or other applicable law, thirty-three and one-third percent (33 and 1/3%) of the shares present or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum and, if a quorum is present at any meeting, a majority of the shares voted decide any question, except if a plurality vote is necessary for the election of trustees. If the 1940 Act requires approval of a majority of the outstanding voting securities, then the vote required by the 1940 Act is the lesser of: (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

SUBMISSION OF SHAREHOLDER PROPOSALS. The Trust does not have provisions in its Governing Instruments that require shareholders to provide advance notice to the Funds, as applicable, in order to present a proposal at a shareholder meeting. Nonetheless, the federal securities laws, which apply to the Acquiring Fund and the Target Fund, require that certain conditions be met to present any proposal at a shareholder meeting. The matters to be considered and brought before an annual or special meeting of shareholders of the Target Fund and the Acquiring Fund are limited to only those matters, including the nomination and election of trustees, which are properly brought before the meeting. These requirements are intended to provide the Board the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at an annual or special shareholder meeting.

DERIVATIVE ACTIONS. Under the Delaware Statute, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (1) was a shareholder at the time of the transaction complained about or (2) acquired the status of shareholder by operation of law or pursuant to the governing instruments from a person who was a shareholder at the time of the transaction.

The governing instruments of the Trust provide that shareholders owning at least 10% of the Target or Acquiring Fund must join in bringing a derivative action.

PREEMPTIVE RIGHTS. Shareholders of the Trust are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.

AMENDMENT OF GOVERNING INSTRUMENTS. Except as otherwise required by applicable law, the Board generally has the right to amend the governing instruments without shareholder approval. Shareholder approval is required for an amendment to the Trust’s Agreement and Declaration of Trust which would adversely affect to a material degree the rights and preferences of Fund shares, and for an amendment that would affect the shareholders’ right to vote. The bylaws of the Target Fund and the Acquiring Fund may be amended, and/or restated at any time, without shareholder approval.

LIABILITY OF SHAREHOLDERS. The Delaware Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a Delaware statutory trust. The Governing Instruments provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of a Fund or the acts, obligations or affairs of the Trust. The Governing Instruments further provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a Fund, he or she shall not be held to any personal liability. The Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

THE PROPOSED REORGANIZATION

BOARD CONSIDERATIONS IN APPROVING THE REORGANIZATION

    The Board considered the Reorganization at a meeting held on March 31, 2021. On March 31, 2021, the Board, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act (“Independent Trustees”), approved the Reorganization and the Plan. In approving the Reorganization, the Board determined that: (i) participation in the Reorganization is in the best interest of each of the Target Fund and Acquiring Fund and its shareholders; and (ii) the interests of the existing shareholders of the Target Fund and Acquiring Fund will not be diluted as a result of the Reorganization.

    In making these determinations, the Board considered that Tortoise proposed the Reorganization following a strategic review process focused on the capabilities, strategic alignment and comparative value of certain products and strategies offered by Tortoise. The Board reviewed and considered information provided to them to assist them in evaluating the Reorganization, such as information relating to: the terms of the Plan; the Acquiring Fund’s investment objective, investment strategy and risks; the Acquiring Fund’s fee structure, as compared to the Target Fund’s fee structure; the fact that the Acquiring Fund’s investment adviser, portfolio managers and other service providers are the same as they are for the Target Fund; the U.S. federal income tax consequences of the Reorganization; the costs anticipated to be incurred in connection with the Reorganization and the fact that Tortoise would be responsible for absorbing such costs; and recommendations of Tortoise; and that Tortoise notified the Board that it believes that in the absence of the Reorganization, it would recommend that the Board approve the liquidation of the Target Fund. In addition, the Independent Trustees were advised by independent legal counsel in their considerations of the Plan and the Reorganization.
    The Trustees did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the Plan. Rather, the approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken in their entirety. The following were the material factors considered by the Board in making their determination:
•the Reorganization was recommended by Tortoise as investment adviser to the Target Fund;
•the terms of the Reorganization, including that the Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Fund and its shareholders are not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization;
•although the management fee and net expense ratio for the Target Fund will increase in connection with such Reorganization, the management fee for the Acquiring Fund is equal to the Funds’ peer group median and the pro forma net expense ratio for Institutional Class shares of the Acquiring Fund assuming consummation of the Reorganization is below the median net expense ratio for the Funds’ peer group (as determined by Morningstar);
•Tortoise has indicated that it is not sustainable to continue managing the Target Fund at current asset levels, and that as a result of the ongoing losses experienced under the current expense structure, Tortoise believes, in the absence of the Reorganization, it would recommend that the Board approve liquidating the Target Fund;
•Tortoise has agreed to cap the fees and expenses attributable to the Acquiring Fund through June 30, 2023;
•Tortoise has indicated that, due to the reduction in assets in the Target Fund, the Target Fund is no longer a Qualified Institutional Buyer as defined in the 1933 Act which inhibits Tortoise’s ability to implement the Target Fund’s principal investment strategies;
•the investment objective of the Target Fund is identical to the investment objective of the Acquiring Fund, and the investment strategy and policies of the Target Fund are identical to the investment strategy and policies of the Acquiring Fund;
•the portfolio managers who advise the Target Fund serve as the portfolio managers of the Acquiring Fund, providing continuity of management;
•the reasonableness of the terms and conditions in the Plan;

•Tortoise, not the Target Fund or the Acquiring Fund, will pay all costs associated with the Reorganization;
•that no sales loads, commissions or other transactional fees would be imposed on the Target Fund’s shareholders in connection with the Reorganization;
•that the proposed Reorganization will be submitted to the shareholders of the Target Fund for their approval; and
•that shareholders of the Target Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Target Fund shares before the Reorganization.
The Board also considered possible alternatives to the Reorganization and weighed the benefits of such alternatives, including the liquidation of the Target Fund and the viability of maintaining the Target in its current state of operations if a Reorganization were not approved by such Fund’s shareholders. In considering the alternative of liquidating the Target Fund and the potential tax consequences to shareholders, the Board noted that: (1) shareholders not wishing to become part of the Acquiring Fund could redeem their shares of the Acquired Fund without penalty (however, redeeming shareholders will recognize a taxable gain or loss for federal income tax purposes based on the difference between the shareholder’s tax basis in the shares and the amount the shareholder receives for them); and (2) the Reorganization would allow shareholders of the Target Fund who wish to retain their investment after the Reorganization to do so in a registered mutual fund with the same investment objective and strategies and the same portfolio management team.

Based on all of the foregoing, the Board concluded that the Target Fund’s participation in the applicable proposed Reorganization would be in the best interests of the Target Fund and would not dilute the interests of the Target Fund’s existing shareholders. The Board, including those Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, unanimously recommends that shareholders of the Target Fund approve the Plan for the reorganization of the Target Fund.

SUMMARY OF AGREEMENT AND PLAN OF REORGANIZATION

The terms and conditions under which the Reorganization is expected to be consummated are set forth in the Plan. The following summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit B to this Proxy Statement/Prospectus.

With respect to the Reorganization, if shareholders of the Target Fund approve the Plan and other closing conditions are satisfied or waived, all of the assets of the Target Fund will be delivered to the Acquiring Fund’s custodian for the account of the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and delivery by the Acquiring Fund to the Target Fund for further delivery to the holders of record as of the Effective Time (as defined below) of the issued and outstanding Institutional Class shares of the Target Fund of a number of Institutional Class shares of the Acquiring Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of the Target Fund held by the holders of record of the Target Fund. The value of your account with the Acquiring Fund immediately after the Reorganization is expected to be the same as the value of your account with the Target Fund immediately prior to the Reorganization.

The Trust will be required to make representations and warranties that are customary in reorganizations. If shareholders approve the Reorganization and if all of the closing conditions set forth in the Plan are satisfied or waived, consummation of the Reorganization (the “Closing”) is expected to occur on or around June 25, 2021 (the “Closing Date”), immediately following the closing of regular trading on the NYSE on the Closing Date (the “Effective Time”). Following receipt of the requisite shareholder vote in favor of the Reorganization and as soon as reasonably practicable after the Closing, the outstanding shares of the Target Fund will be terminated in accordance with their governing documents and applicable law.

The obligations of the Acquiring Fund and the Target Fund are subject to the following conditions, among others:

•the Acquiring Fund’s Registration Statement on Form N-14 under the 1933 Act shall be on file with the SEC and shall be effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued;

•the shareholders of the Target Fund shall have approved the Plan;

•the Acquiring Fund and Target Fund shall have each delivered an officer’s certificate certifying that all representations, covenants and warranties of or with respect to the Fund made in the Plan are true and correct in all material respects at and as of the effective date of the Plan, except as they may be affected by the transactions contemplated by the Plan;
•The Target Fund and the Acquiring Fund receive a satisfactory opinion of tax counsel substantially to the effect that the applicable Reorganization is expected to be a “reorganization” within the meaning of Section 368(a) of the Code, as described in more detail in “U.S. Federal Income Tax Considerations” below.

If shareholders of the Target Fund do not approve the Plan or if the Reorganization does not otherwise close, the Board will consider what additional action to take with respect to the Target Fund. The Plan may be terminated and the Reorganization may be abandoned at any time prior to Closing by mutual agreement of the parties. The Plan may be amended or modified in a writing signed by the parties to the Plan.

COSTS OF REORGANIZATION

The Reorganization costs, including any costs directly associated with preparing, filing, printing, and distributing to the shareholders of the Target Fund all materials relating to this Proxy Statement/Prospectus and soliciting shareholder votes, as well as the conversion costs associated with the Reorganization, will be borne by Tortoise. Neither the Target Fund nor the Acquiring Fund will bear any costs related to the Reorganization. The costs related to the Reorganization include, but are not limited to, costs associated with preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein), legal fees, accounting fees, and expenses of soliciting Target Fund shareholders and holding shareholder meetings.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of the material U.S. federal income tax considerations of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in tax-advantaged accounts.

The Reorganization is intended to qualify as a “reorganization” under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Stradley Ronon Stevens & Young, LLP substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, generally for U.S. federal income tax purposes:

•The acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund in exchange solely for the Acquiring Fund Shares, and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code.
•No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for the Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code.
•No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.
•No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation pursuant to Section 361(c)(1) of the Code.
•The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of these assets in the hands of the Target Fund immediately prior to the Reorganization pursuant to Section 362(b) of the Code.
•The holding periods of the assets of the Target Fund received by the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code.
•No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their Target Fund Shares solely for the Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code.
•The aggregate tax basis of the Acquiring Fund Shares to be received by each Target Fund shareholder (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
•The holding period of the Acquiring Fund Shares to be received by each Target Fund shareholder (including fractional shares to which they may be entitled) will include the holding period of the Target Fund Shares surrendered in exchange therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code.
•The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of Treasury Regulations) the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.
The opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Stradley Ronon Stevens Young, LLP will rely in rendering its opinion and will also be based on customary assumptions. It is possible that the IRS or a court could disagree with Stradley Ronon Steven Young, LLP’s opinion, which therefore cannot be free from doubt. A copy of the opinion will be filed with the SEC and will be available for public inspection. Neither the Target Fund nor the Acquiring Fund have requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganization.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives in the exchange.

Prior to the closing of the Reorganization, the Target Fund will distribute to its shareholders, in one or more taxable distributions, all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated for taxable years ending on or prior to the date of closing of the Reorganization.

Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the capital loss carryovers, if any, of the Target Fund upon the closing of the Reorganization for federal income tax purposes. The capital loss carryovers of both Funds will be available to offset future gains recognized by the combined Acquiring Fund, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to the combined Acquiring Fund and its shareholders post-closing. First, a Fund’s capital loss carryovers are subject to an annual limitation if a Fund undergoes a more than 50% change in ownership. The actual annual limitation will equal the aggregate NAV of the smaller Fund in the Reorganization on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation will be increased by the amount of any built-in gain (i.e., unrealized appreciation in the value of investments of the smaller Fund on the Closing Date that is recognized in a taxable year). Second, if either Fund has net unrealized built-in gains at the time of the Reorganization that are realized by the combined Acquiring Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund. Third, the capital losses of the Target Fund that may be used by the Acquiring Fund (including to offset any “built-in gains” of the Target Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Target Fund for such taxable year (excluding capital loss carryovers) treated as realized post-closing based on the number of days remaining in such year. As of November 30, 2020, the Target Fund had $60,973,677 in short-term capital loss carryforwards and $72,813,912 in long-term capital loss carryforwards.

Shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the combined Fund. As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have if the Reorganization had not occurred. In addition, if the Acquiring Fund, following the Reorganization, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its NAV than the Target Fund, shareholders of the Target Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have had if the Reorganization had not occurred. The unrealized appreciation in value of investments as a percentage of its net asset value at November 30, 2020 was approximately 30.66% for the Target Fund, (13.56)% for the Acquiring Fund, equaling unrealized appreciation of (11.54)% for the combined Fund. As a result, shareholders of the Target Fund may receive a lesser amount of taxable distributions than they would have had if the Reorganization had not occurred.

This discussion is only a general summary of certain U.S. federal income tax consequences. You should consult your tax adviser regarding the U.S. federal income tax consequences as well as the state, local and foreign consequences to you, if any, of a Reorganization in light of your particular circumstances.

ACCOUNTING SURVIVORSHIP

The Acquiring Fund will be considered to be the accounting survivor of the Reorganization, meaning that the financial and performance history of the Acquiring Fund will carry forward following the Reorganization. The Target Fund and the Acquiring Fund believe the Acquiring Fund will be the accounting survivor of the Reorganization based on the following factors:

(1)Portfolio management: Tortoise is currently the investment adviser to both the Acquiring Fund and the Target Fund. The same portfolio management team manages both the Target Fund and the Acquiring Fund.

(2)Investment objectives, policies and restrictions: The Target Fund and the Acquiring Fund have the same investment objective, policies and investment restrictions..

(3)Portfolio composition: The portfolio composition of the Acquiring Fund is expected to be substantially similar to that of the Target Fund because the Acquiring Fund is managed by Tortoise in substantially the same manner that Tortoise will manage the Target Fund prior to the Reorganization.

(4)Expense structure and expense ratios: Following the Reorganization, the expense structure of the surviving fund will be that of the Acquiring Fund.

(5)Asset size: The Acquiring Fund is substantially larger than the Target Fund. As of February 28, 2021, the Target Fund had $17.1 million in assets while the Acquiring Fund had $352.8 million in assets.

BOARD RECOMMENDATION

The Board unanimously recommends that shareholders of the Target Fund approve the proposed Reorganization pursuant to the Plan.

VOTING INFORMATION

PROXY STATEMENT/PROSPECTUS

You are receiving this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote on the Proposal at the Meeting and at any adjournments of the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. Target Fund shareholders may vote by participating in the Meeting and following the instructions below. You do not need to attend the Meeting to vote. Instead, you may simply complete, sign, and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

This Proxy Statement/Prospectus, the enclosed Notice of Meeting of Shareholders, and the enclosed proxy card are expected to be mailed on or about June 4, 2021 to all shareholders entitled to vote.

Shareholders of record of the Target Fund as of the close of business on the Record Date of March 31, 2021 are entitled to vote at the Meeting. There were 3,092,595.035 shares of the Target Fund outstanding on the Record Date. Each share is entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.

Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting. If a proxy is authorized to vote for a shareholder, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Trust in writing at the address set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder is present at the Meeting, the shareholder may withdraw the proxy and vote in person. However, if your shares are held through a broker-dealer or other financial intermediary you will need to obtain a “legal proxy” from them in order to vote your shares at the Meeting.

Executed proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the Proposal.

QUORUM REQUIREMENT AND ADJOURNMENT

A quorum is the minimum number of shares that must be present in order to conduct the Meeting. The presence in person or by proxy of the holders of one-third of the shares issued and outstanding and entitled to vote for the Target Fund shall constitute a quorum for the transaction of any business for that Target Fund at the Meeting. A majority of the votes cast by shareholders of the Target Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting.

If sufficient votes to approve the Proposal are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned to permit further solicitations of proxies. The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposal) that properly come before the Meeting to the extent permitted by the SEC's proxy rules. A majority of the votes cast by shareholders of the Target Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting. The Meeting may also be adjourned by the Chairperson of the Meeting.

All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the proposals are expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, the Trust does not expect to receive broker non-votes. Abstentions will have the same effect as votes against the proposal.

Broker non-votes are proxies from brokers or nominees that indicate that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote, such as the Proposal. A broker non-vote occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. The Proposal is considered “non-routine” for purposes of determining broker-non-votes. However, it is the Trust’s understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the matter expected to be presented at the Meeting, there are unlikely to be any broker non-votes at the Meeting.

VOTE NECESSARY TO APPROVE THE PROPOSAL

The Proposal must be approved by a 1940 Act Majority vote of the outstanding voting securities of the Target Fund. A “1940 Act Majority” of the outstanding voting securities of a fund means the lesser of (i) 67% or more of the voting securities of the fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the fund.

PROXY SOLICITATION

In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Target Fund will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.

In addition to solicitations by mail, officers and employees of the Target Fund, Tortoise and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Target Fund expects that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

As the Meeting date approaches, you may receive a telephone call from a representative of the Target Fund if your votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Target Fund’s representative is required to ask for each shareholder’s full name and address, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Target Fund’s representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited matches the information previously provided to the Target Fund, then the Target Fund’s representative has the responsibility to explain the voting process, read the Proposal listed on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the Target Fund’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The Target Fund’s representative will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Target Fund immediately if his or her instructions are not correctly reflected in the confirmation.

SHARE OWNERSHIP BY LARGE SHAREHOLDERS, MANAGEMENT AND TRUSTEES

A list of the name, address, and percent ownership of each person who, as of 3,092,595.035, 2021, to the knowledge of the Target Fund, owned 5% or more of the outstanding shares of the Target Fund can be found at Exhibit A.

To the best of the knowledge of the Trust, the ownership of shares of the Target Fund by executive officers and Trustees of the Target Fund as a group constituted less than 1% of the shares of the Target Fund as of March 31, 2021.

A list of the name, address, and percent ownership of each person who, as of March 31, 2021, to the knowledge of the Acquiring Fund, owned 5% or more of the outstanding shares of the Acquiring Fund can be found at Exhibit A.

To the best of the knowledge of the Trust, the ownership of shares of the Acquiring Fund by executive officers and Trustees of the Acquiring Fund as a group constituted less than 1% of the shares of the Acquiring Fund as of March 31, 2021.

OTHER MATTERS

CAPITALIZATION

The following table shows the capitalization of the Target Fund as of March 31, 2021, and of the Acquiring Fund on a pro forma combined basis (unaudited) as of the same date, giving effect to the proposed Reorganization. The following is an example of the number of shares of the Acquiring Fund that would have been exchanged for the shares of the Target Fund if the Reorganization had been consummated on March 31, 2021, and does not necessarily reflect the number of shares or value of shares that will actually be received if the Reorganization occurs on the Closing Date. The capitalizations of the Target Fund and the Acquiring Fund are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity. The Acquiring Fund will be the accounting survivor of the Reorganization.

(unaudited)	Target Fund	Acquiring Fund	Pro Forma Adjustments(1)	Acquiring Fund (pro forma)(1)
Aggregate Net Assets	$17,965,904	$376,476,445	$-	$394,442,349

Institutional Class
Shares Outstanding	3,092,595	51,603,664	N/A	54,529,707
Net Asset Value Per Share	$5.81	$6.14	$0.00	$6.14
Net Assets	$17,965,904	$317,007,765	$17,965,904	$334,973,669
A Class
Shares Outstanding	N/A	5,630,828	N/A	5,630,828
Net Asset Value Per Share	N/A	$6.27	N/A	$6.27
Net Assets	N/A	$35,330,826	N/A	$35,330,826
C Class
Shares Outstanding	N/A	3,840,061	N/A	3,840,061
Net Asset Value Per Share	N/A	$6.29	N/A	$6.29
Net Assets	N/A	$24,137,854	N/A	$24,137,854
(1) Reflects the conversion of Target Fund Shares for Acquiring Fund Shares as a result of the Transaction

DISSENTERS' RIGHTS

If the Reorganization is approved at the Meeting, Target Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law. Shareholders of the Target Fund, however, have the right to redeem their shares at net asset value until the Closing Date of the Reorganization. After the Reorganization, Target Fund shareholders will hold shares of the Acquiring Fund, which may also be redeemed at net asset value.

SHAREHOLDER PROPOSALS

The governing instruments of the Trust do not require that the Target Fund hold annual meetings of shareholders. The Target Fund is, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements, plans of distribution, or of a change in the fundamental investment policies, objectives or restrictions of the Target Fund. The Trust also would be required to hold a shareholder meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trust’s governing instruments generally provide that a shareholder meeting shall be called upon written request of the holders of shares entitled to cast not less than ten percent of all the votes entitled to be cast at such meeting.

Shareholders of the Target Fund wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to the Trust a reasonable time before the Board’s solicitation relating to that meeting is to be made. Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement. The persons named as proxies in future proxy materials of the

Target Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by the Target Fund within a reasonable period of time before the Board’s solicitation relating to that meeting is made. Written proposals with regard to the Target Fund should be sent to the Secretary of the Trust, at the address of the Target Fund given above. If the proposed Reorganization is approved and completed, shareholders of the Target Fund will become shareholders of the Acquiring Fund and, thereafter, will be subject to the shareholder proposal requirements of the Acquiring Fund.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Stradley Ronon Stevens & Young, LLP.

AUDITORS

The financial statements of the Target Fund and the Acquiring Fund for the fiscal year ended November 30, 2020, contained in the Acquired Fund’s Annual Report to Shareholders, has been audited by Ernst & Young, LLP, an independent registered public accounting firm.

EXHIBIT A

OWNERSHIP OF THE TARGET FUND AND ACQUIRING FUND

SIGNIFICANT HOLDERS

Target Fund

The following tables show, as of March 31, 2021, the accounts of the Target Fund that own of record 5% or more of a class of the Target Fund. The Trust has no information regarding the beneficial ownership of Target Fund shares through accounts with financial intermediaries.

Institutional Class:

Name and Address	% Ownership	Type of Ownership(1)
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, California 94105-1905	53.84%	Record
JP Morgan Securities, LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Department Brooklyn, New York 11245-0003	30.59%	Record
National Financial Services, LLC For the Exclusive Benefit of our Customers 200 Liberty Street, 5th Floor New York, New York 10281-4100	12.72%	Record
(1)“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e. “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e. “Jane Doe Shareholder.”

Acquiring Fund

The following tables show, as of March 31, 2021, the accounts of the Acquiring Fund that own of record 5% or more of a class of the Acquiring Fund. The Trust has no information regarding the beneficial ownership of Acquiring Fund shares through accounts with financial intermediaries.

Institutional Class:

Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership(1)
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Drive, East Jacksonville, Florida 32246-6484	33.18%	Merrill Lynch & Co., Inc.	DE	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, California 94105-1905	19.93%	N/A	N/A	Record
National Financial Services, LLC For the Exclusive Benefit of Our Customers 200 Liberty Street, 5th Floor New York, New York 10281-4100	7.64%	N/A	N/A	Record

A Class:

Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership(1)
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Drive, East Jacksonville, Florida 32246-6484	55.68%	Merrill Lynch & Co., Inc.	DE	Record
National Financial Services, LLC 499 Washington Blvd, Floor 4th Jersey City, New Jersey 07310-1995	14.06%	N/A	N/A	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, California 94105-1905	7.39%	N/A	N/A	Record

C Class:

Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership(1)
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Drive, East Jacksonville, Florida 32246-6484	36.00%	Merrill Lynch & Co., Inc.	DE	Record
Pershing, LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	8.37%	N/A	N/A	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, California 94105-1905	8.13%	N/A	N/A	Record
(1)“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e. “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e. “Jane Doe Shareholder.”

Exhibit B
Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this […] day of June, 2021 by and among (i) Managed Portfolio Series (the “Trust”), on behalf of its series the Tortoise MLP & Energy Infrastructure Fund (the “Target Fund”), (ii) the Trust, on behalf of its series the Tortoise MLP & Energy Income Fund (the “Acquiring Fund”), and (iii) solely for the purposes of Section 9.1 of this Agreement, Tortoise Capital Advisors, L.L.C.

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Target Fund will transfer all or substantially all of its assets to the Acquiring Fund in exchange for (a) the Acquiring Fund’s assumption of the Target Fund’s liabilities, and (b) the corresponding full and fractional (to the third decimal place) shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, and (ii) the Target Fund will distribute the full and fractional shares of the Acquiring Fund to Shareholders of the Target Fund, in connection with the liquidation and termination of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (such transaction, a “Reorganization”);

WHEREAS, the Target Fund and the Acquiring Fund are open-end, registered investment companies of the management type; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1. Plan of Transaction

(a) Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer to the Acquiring Fund all of the Target Fund’s assets as set forth in Section 1.1(b), and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Target Fund that number of full and fractional (to the third decimal place) Institutional Class Acquiring Fund shares (“Acquiring Fund Shares”) determined by dividing the value of the Target Fund’s assets net of any liabilities, computed in the manner and as of the time and date set forth in Section 2.1(a), by the net asset value of one share of Institutional Class of the Acquiring Fund, computed in the manner and as of the time and date set forth in Section 2.1(a), and (ii) to assume all of the liabilities, whether accrued or contingent, known or unknown, of the Acquired Fund existing at the Closing Date (whether or not reflected in the Closing Statement of Assets and Liabilities defined in Section 1.1(b)).

The Target Fund will distribute the Acquiring Fund Shares, received by the Target Fund pro rata to the Target Fund’s shareholders of record determined as of the Valuation Date (as defined in Section 2.1(a)) (the “Target Fund Shareholders”). All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission, transaction fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

(b) The assets of the Target Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets and property of every description, and all interests, rights, privileges and powers, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests, goodwill, claims and dividends or interest or other receivables that are owned by the Target Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Target Fund prepared as of the effective time of the Closing (the “Closing Statement of Assets and Liabilities”) in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Target Fund’s most recent audited statement of assets and liabilities, if any.

(c) Immediately after the transfer of Assets provided for in Section 1.1(a), the Target Fund will distribute to the Target Fund Shareholders determined as of the Valuation Date (as defined in Section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1(a) and will completely liquidate, dissolve and terminate. The distribution, liquidation, dissolution and termination referenced in this Section 1.1(d) will be accomplished with respect to the shares of beneficial interest of the Target Fund (“Target Fund Shares”) by the transfer of the Acquiring Fund Shares received by the Target Fund then credited to the account of the Target Fund on the books of the Acquiring Fund in the names of the Target Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. All issued and outstanding Target Fund Shares, and certificates representing such shares, if any, will simultaneously be cancelled on the books of the Target Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

(d) The stock transfer books of the Trust with respect to the Target Fund will be permanently closed as of the close of business on the Valuation Date (as defined in Section 2.1(a)). Redemption requests received thereafter by the Trust with respect to a Target Fund will be deemed to be redemption requests for shares of the Acquiring Fund issued in the Reorganization. As of the Effective Time of the Closing (as defined in Section 3.1 below), all issued and outstanding shares of the Target Fund will be canceled on the books of the Trust. After the Effective Time of the Closing, the Target Fund shall not conduct any business except in connection with its liquidation and termination.

2.	VALUATION

2.1. With respect to the Reorganization:

(a) The value of the Assets and the liabilities of the Target Fund shall be computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the “Valuation Date”), using the valuation procedures approved by the Board of Trustees of the Trust.

(b) The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date using the valuation procedures referred to in Section 2.1(a).

(c) All computations of value hereunder shall be made by or under the direction of the Acquiring Fund’s pricing agent.

3.	CLOSING AND CLOSING DATE

3.1. The Closing of the transactions contemplated by this Agreement shall be on June 25, 2021, or such other date as officers of the Trust may determine (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately prior to the opening of business on the Closing Date (the “Effective Time of the Closing”), unless otherwise agreed to by the parties. Upon the Effective Time of the Closing, all debts, liabilities, obligations and duties of the Target Fund will attach to the Acquiring Fund as aforesaid and may thenceforth be enforced against that Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

3.2. With respect to the Reorganization:

(a) The Target Fund shall cause U.S. Bank National Association, the custodian for the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to the custodian for the Acquiring Fund, immediately prior to the Closing Date and (b) all necessary Taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Target Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date by the Target Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Target Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940 (“1940 Act”), shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Fund Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, such as brokers’ confirmation slips.

(b) The Target Fund shall cause U.S. Bancorp Fund Services, LLC, the transfer agent for the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Target Fund Shares owned by the Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certifications, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transaction contemplated by the Agreement. The cash to be transferred by the Acquiring Fund shall be delivered by wire transfer of federal funds on the Closing Date.

(c) In the event that immediately prior to the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the officers of the Trust, accurate appraisal of the value of the Target Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1. The Target Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Trust is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Agreement and Declaration of Trust of the Trust to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement, subject to the approval by the Target Fund’s shareholders. The Target Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust’s Agreement and Declaration of Trust. The Trust and the Target Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933 (“1933 Act”), are in full force and effect;

(c) No consent, approval, authorization, or order of any court, Governmental Authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”), the 1940 Act and state securities laws;

(d) The Target Fund is not, and the execution, delivery and performance of this Agreement by the Target Fund will not result (i) in violation of Delaware law or of the Trust’s Agreement and Declaration of Trust or by-laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, exemptive order, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Target Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Target Fund;

(e) The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f) The Target Fund is in compliance in all material respects with the investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;

(g) Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, including without limitation, as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such Assets;

(h) The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year, if any, have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A (the “Prospectus” and “Statement of Additional Information”). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i) Since the last day of the Target Fund’s most recently completed fiscal year, if any, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(j)

(i) The Target Fund is a “Fund” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. For each taxable year of its operation, if any, the Target Fund has met the requirements of Part I of Subchapter M of the Code for qualification as a regulated investment company (“RIC”) and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code. The Target Fund currently qualifies, and through the Closing Date shall continue to qualify, as a regulated investment company under the Code. Consummation of the transactions contemplated by the Plan will not cause the Target Fund to fail to be qualified as a RIC as of the Closing Date. The Target Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply.

(ii) All Federal, state, local, foreign income Tax Returns and other material Tax Returns (including, for the avoidance of doubt, dividend reporting forms, and other Tax-related reports) of the Target Fund required by law to have been filed on or before the Closing Date have been (or will be) duly and timely filed (including any extensions) and are or will be correct in all material respects, and all Federal, state, local, foreign and other Taxes of the Target Fund (whether or not shown as due or required to be shown as due on said Tax Returns ) for tax periods ending on or before the Closing Date have been (or will be) duly and timely paid or provision has been (or will be) made for the payment thereof. On the Closing Date, all material Tax Returns of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. No assessment has been asserted with respect to Tax Returns of the Target Fund. There are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes and no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Funds’ financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements.

(iii) To the best knowledge of the Target Fund, there are no audits, examinations, investigations or other proceedings pending or threatened by any Taxing Authority with respect to the Target Fund, and no waivers or extensions of any statute of limitations that remain open with respect to Taxes have been granted or requested in writing or, to the best knowledge of the Target Fund, in any other manner with respect to the Target Fund. ***

(iv) No Taxing Authority with which the Target Fund does not file Tax Returns has claimed in writing or, to the best knowledge of the Target Fund, in any other manner that such Target Fund is or may be subject to taxation by that Taxing Authority, and no Taxing Authority with which the Target Fund does not file a particular Tax Return has claimed in writing or, to the best knowledge of the Target Fund, in any other manner that the Target Fund is or may be required to file such Tax Return. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. No issue has been raised by any Tax Authority in any prior examination of the Target Fund which, by application of the same or similar principles, could reasonably be expected to result in a material proposed deficiency for any subsequent taxable period. The Target Fund has delivered a disclosure schedule to the Acquiring Fund listing (A) all jurisdictions in which the Target Fund pays Taxes and/or files Tax Returns and (B) all Federal, state and franchise Tax Returns filed by, or on behalf of, the Target Fund, and each such disclosure schedule is accurate and complete;

(k) As used in this Agreement:

“Governmental Authority” means any nation, state, territory, province, county, city or other unit or subdivision thereof or any entity, authority, agency, department, board, commission, instrumentality, court or other judicial body authorized on behalf of any of the foregoing to exercise legislative, judicial, regulatory or administrative functions of or pertaining to government, and any governmental or non-governmental self-regulatory organization.

“Tax” or “Taxes” means (i) any and all federal, state, local, foreign and other taxes, assessments, levies, duties, fees and other governmental or similar charges, including income, profits, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, value added, turnover, sales, use, property, unclaimed property, personal property (tangible and intangible), environmental, stamp, leasing, lease, user, excise, duty, franchise, capital, capital stock, transfer, registration, license, withholding, social security (or similar), unemployment, disability, payroll, employment, fuel, excess profits, occupational, premium, windfall profit, severance, estimated, or other governmental charge of any kind whatsoever and (ii) any liability related to an item described in clause (i) of this definition and arising (a) from being or having been a member of an affiliated, consolidated, combined, unitary group or similar group for federal, state, local or foreign tax purposes or (b) as a result of being a successor to another person or transferee thereof, or pursuant to contract (other than pursuant to a contract the principal purpose of which is not allocation of an item described in clause (i) of this definition), in all cases together with any interest, penalties, additions to tax or additional amounts imposed in connection with any of the foregoing.

“Taxing Authority” means, with respect to any Tax, the Governmental Authority that imposes such Tax and the agency (if any) charged with the collection of such Tax for such Governmental Authority.

“Tax Return” means any return, declaration, report, claim for refund, information return, dividend reporting form or any similar filing or statement filed with any Taxing Authority (domestic, foreign or otherwise) that is related to Taxes, including any form, schedule or attachment thereto and any amendment or supplement thereof;

(l) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and local regulatory authorities and will be held at the time of closing by the persons and in the amounts set forth in the records of the transfer agent of the Target Fund;

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Target Fund, and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(o) The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(p) The Target Fund has no unamortized or unpaid organizational fees or expenses;

(q) At the Closing Date, the current prospectus and statement of additional information of the Target Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(r) The information to be furnished by the Target Fund for use in applications for orders, registration statements or proxy materials or for use in any other documents filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(s) The N-14 Registration Statement referred to in Section 5.1(c), only insofar as it relates to the Trust and the Target Fund, will, on the effective date of the N-14 Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with the information that was furnished by the Trust on behalf of the Acquiring Fund for use therein; and

(t) There is no action, suit, proceeding, claim, arbitration, matter or investigation pending or threatened against or affecting the Target Fund at law, in equity or otherwise, in, before or by any court, Governmental Authority, or arbitrator, and there is no unsatisfied judgment, injunction, decree or regulatory restriction imposed specifically upon any of the Target Fund or any of its properties, assets, trustees, officers, employees or agents that could reasonably be expected to materially and adversely affect its business or its ability to consummate the Reorganization.

(u) The Trust, on behalf of the Target Fund, will declare and pay or cause to be paid a dividend prior to the Closing Date, that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); and (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

(v) The Target Fund has no outstanding options, warrants, pre-emptive rights or other rights to subscribe for or purchase Target Fund Shares except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end managed investment company under the 1940 Act.

4.2. The Acquiring Fund represents and warrants to the Target Fund as follows:

(a) The Trust is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Trust’s Agreement and Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust’s Agreement and Declaration of Trust. The Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or the Acquiring Fund.

The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act are in full force and effect;

(c) No consent, approval, authorization, or order of any court, Governmental Authority or FINRA is required for the consummation by the Acquiring Fund and the Trust of the transactions contemplated herein, except such as have been or will be obtained at or prior to the Closing Date under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result (i) in violation of Delaware law or of the Trust’s Agreement and Declaration of Trust or by-laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, exemptive order, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times between the commencement of operations of the Acquiring Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f) The Acquiring Fund is in compliance in all material respects with the investment policies and restrictions set forth in the Acquiring Fund’s prospectus and statement of additional information;

(g) The financial statements of the Acquiring Fund for the Acquiring Fund’s most recently completed fiscal year, if any, have been audited by the independent registered public accounting firm identified in the Acquiring Fund’s Prospectus or Statement of Additional Information included in the Acquiring Fund’s registration statement on Form N-1A. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Acquiring Fund’s most recently completed fiscal year, if any, were prepared in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(h) Since the last day of the Acquiring Fund’s most recently completed fiscal year, if any, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(i) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquiring Fund, and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(j) The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Trust;

(k) The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of the Code. The Acquiring Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception, has not had any earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply, and intends to continue to qualify as a RIC after the Closing Date. Consummation of the transactions contemplated by the Plan will not cause the Acquiring Fund to fail to be qualified as a RIC as of the Closing Date;

(l) The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules, and regulations applicable to the Acquiring Fund;

(m) The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(n) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed;

(o) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other documents filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(p) At the Closing Date, the current prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(q) The N-14 Registration Statement referred to in Section 5.1(c), only insofar as it relates to the Trust and the Acquiring Fund, will, on the effective date of the N-14 Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Trust, on behalf of the Target Fund, for use therein; and

(r) There is no action, suit, proceeding, claim, arbitration, matter or investigation pending or threatened against or affecting the Acquiring Fund at law, in equity or otherwise, in, before or by any court, Governmental Authority, or arbitrator, and there is no unsatisfied judgment, injunction, decree or regulatory restriction imposed specifically upon any of the Acquiring Fund or any of its properties, assets, trustees, officers, employees or agents that could reasonably be expected to materially and adversely affect its business or its ability to consummate the Reorganization.

(s) On the Closing Date, all material Tax Returns of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the best knowledge of the Acquiring Fund, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Acquiring Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements.

(t) The Acquiring Fund has no outstanding options, warrants, pre-emptive rights or other rights to subscribe for or purchase Acquiring Fund Shares, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.

5. COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

5.1. With respect to the Reorganization:

(a) The Acquiring Fund and the Target Fund each: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Acquiring Fund or the Target Fund, as appropriate, in the ordinary course in all material respects.

(b) The Trust will call a meeting of the shareholders of the Target Fund to consider and act separately upon this Agreement with respect to the Target Fund and to take all other action necessary to obtain approval of the transactions contemplated herein.

(c) In connection with the meeting of the shareholders of the Target Fund referred to in Section 5.1(b) above, the Target Fund will provide the Acquiring Fund with information regarding the Target Fund, and the Acquiring Fund will provide the Target Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of an registration statement on Form N-14 (the “N-14 Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Trust will file the N-14 Registration Statement with the Commission.

(d) The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(e) The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

(f) The Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the Shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each Shareholder of record, the number of shares of beneficial interest held by each Shareholder, the dividend reinvestment elections applicable to each Shareholder, the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each Shareholder, for all of the Shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets, and such information as the Acquiring Fund may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with Target Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related regulations issued by the United States Treasury (“Treasury Regulations”) following the Closing for all of the shareholders of record of the Target Fund’s shares as of the close of business on the day of valuation, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) copies of the Tax books and records of the Target Fund for purposes of preparing any Tax Returns required by law to be filed for Tax periods ending after the Closing Date (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury Regulations Section 1.6045A-1)), and (4) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”).

(g) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(h) As soon as is reasonably practicable after the Closing, the Target Fund will make one or more liquidating distributions to its Shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d) hereof.

(i) The Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

(j) It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

(k) Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local Tax Authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

(l) The Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (1) the federal, state and local income Tax Returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign Tax Authority and (b) legal opinions.

5.2. The Trust, on behalf of the Acquiring Fund, agrees that all rights to indemnification and all limitations of liability existing in favor of the Target Fund’s current and former Trustees and officers, acting in their capacities as such solely with regard to the Target Fund, under the Trust’s Agreement and Declaration of Trust and By-Laws as in effect as of the date of this Agreement shall survive the Reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights that may be asserted against the Acquiring Fund, its successors or assigns. The obligation under this Section 5.2 of the Acquiring Fund shall be the obligation of the Acquiring Fund only and shall not be an obligation of any other existing or future series of the Trust.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1. With respect to the Reorganization, the obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

(a) All representations and warranties of the Acquiring Fund and the Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

(c) The Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust and the Acquiring Fund, on or before the Closing Date;

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1. With respect to the Reorganization, the obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Target Fund and the Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Target Fund shall have delivered to the Acquiring Fund a Closing Statement of Assets and Liabilities, certified by the Treasurer of the Target Fund;

(c) The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(d) The Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, and/or (v) a statement of earnings and profits as provided in Section 5.1(i);

(e) U.S. Bank National Association, the Target Fund’s custodian shall have delivered the certificate contemplated by Sections 3.2(a) of this Agreement, duly executed by an authorized officer of U.S. Bank National Association;

(f) U.S. Bancorp Fund Services, LLC, the Target Fund’s transfer agent shall have delivered the certificates contemplated by Sections 3.2(b) of this Agreement, duly executed by an authorized officer of U.S. Bancorp Fund Services, LLC;

(g) The Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust and the Target Fund, on or before the Closing Date; and

(h) The Trust, on behalf of the Target Fund, shall have declared and paid or cause to have been paid prior to the Closing Date, a dividend or dividends that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover); and (iii) at least 90 percent of the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ended prior to the Closing Date and at least 90 percent of such net tax-exempt income for the period from the close of its last fiscal year to the closing time on the Closing Date.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND
With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, or the Trust, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Entity’s organizational documents, Delaware law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.1.

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement, the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. That there shall be delivered to the Trust, on behalf of the Target Fund, and the Acquiring Fund, an opinion in form and substance satisfactory to it, from the law firm of Stradley Ronon Stevens & Young, LLP, to the effect that, provided the transaction contemplated hereby is carried out in accordance with the Plan, and the laws of the State of Delaware, and based upon certificates of the officers of the Acquiring Fund and the Trust, on behalf of the Target Fund, with regard to matters of fact:

(i) The acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund in exchange solely for the Acquiring Fund Shares, and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(ii) No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for the Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code;

(iii) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code;

(iv) No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation pursuant to Section 361(c)(1) of the Code;

(v) The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of these assets in the hands of the Target Fund immediately prior to the Reorganization pursuant to Section 362(b) of the Code;

(vi) The holding periods of the assets of the Target Fund received by the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code;

(vii) No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their Target Fund Shares solely for the Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code;

(viii) The aggregate tax basis of the Acquiring Fund Shares to be received by each Target Fund shareholder (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

(ix) The holding period of the Acquiring Fund Shares to be received by each Target Fund shareholder (including fractional shares to which they may be entitled) will include the holding period of the Target Fund Shares surrendered in exchange therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code;

(x) The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of Treasury Regulations) the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.
No opinion will be expressed as to the effect of the Reorganization on: (i) the Target Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting; and (ii) any Target Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Stradley Ronon Stevens & Young, LLP may reasonably request, and the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.3.

8.5. That there shall be delivered to the Trust, on behalf of the Target Fund, and the Acquiring Fund, an opinion in form and substance satisfactory to it, from the law firm of Stradley Ronon Stevens & Young, LLP, to the effect that:

(i) Each Fund is a series of the Trust and the Trust is a validly existing statutory trust in good standing under the laws of the State of Delaware;

(ii) The Trust is an open-end management investment company registered as such under the 1940 Act;

(iii) The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary statutory trust action on the part of Trust, on behalf of the Target Fund and the Acquiring Fund;

(iv) The Trust, on behalf of the Target Fund and Acquiring Fund, is authorized to issue an unlimited number of shares of beneficial interest, without par value; and

(v) Acquiring Fund Shares to be issued pursuant to the terms of the Plan have been duly authorized and, when issued and delivered as provided in the Plan and the N-14 Registration Statement, will have been validly issued and fully paid and will be non-assessable by the Trust, on behalf of the Acquiring Fund.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

9.	FEES AND EXPENSES; INDEMNIFICATION

9.1. Tortoise Capital Advisors, L.L.C. will bear the expenses relating to the Reorganization, whether or not the Reorganization is consummated. The costs of the Reorganization shall include, but shall not be limited to, preparation, printing and distribution of the N-14 Registration Statement for the Reorganization, legal fees, and accounting fees. For the avoidance of doubt, neither the Acquiring Fund nor the Target Fund will bear the expenses relating to the Reorganization.

9.2. The Trust, solely out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Target Fund, and its trustees, officers, employees and agents (the “Trust Target Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust Target Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund’s Board or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Target Fund or its trustees, officers or agents.

9.3. The Trust, solely out of the Target Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund, and its trustees, officers, employees and agents (the “Trust Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Target Fund or the members of the Target Fund’s Board or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or its trustees, officers or agents.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

10.1. Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing. For the avoidance of doubt, the provisions in Section 9 of this Agreement shall survive the Closing.

11.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

13. HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

13.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

13.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

13.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, Shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Target Fund or the Acquiring Fund as provided in the Trust’s Agreement and Declaration of Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Target Fund.

Managed Portfolio,
on behalf of its series the Tortoise MLP & Energy Infrastructure Fund

By:

Name:
Title:

Managed Portfolio Series,
on behalf of its series the Tortoise MLP & Energy Income Fund

By:

Name:
Title:

Tortoise Capital Advisors, L.L.C.,
solely for the purposes of Section 9.1 of this Agreement

By:

Name:
Title:

Exhibit C

FINANCIAL HIGHLIGHTS

The financial highlights in the following tables are intended to help you understand the Target Fund’s and Acquiring Fund’s financial performance for the fiscal periods indicated.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).  The information in the tables below for the fiscal periods indicated has been derived from the financial statements audited by Ernst & Young, LLP for the Funds, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Annual Report to Shareholders, which is available upon request.

Acquiring Fund
Institutional Class

	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016
Per Common Share Data (1)
Net asset value, beginning of year	$6.74	$7.43	$8.42	$9.70	$9.20
Investment operations:
Net investment income	0.11(2)	0.81	0.08 (2)	0.11 (2)	0.23 (2)
Net realized and unrealized gain (loss) on investments and translations of foreign currency	(0.91)	(0.82)	(0.35)	(0.68)	1.01
Total from investment operations	(0.80)	(0.01)	(0.27)	(0.57)	1.24
Less distributions from:
Net investment income	(0.08)	(0.01)	(0.43)	(0.16)	(0.25)
Net realized gains	—	—	—	—	—
Return of capital	(0.42)	(0.67)	(0.29)	(0.55)	(0.49)
Total distributions	(0.50)	(0.68)	(0.72)	(0.71)	(0.74)
Redemption fee proceeds	—	—(3)	—(2)(3)	—(2)(3)	—(2)(3)
Net asset value, end of year	$5.44	$6.74	$7.43	$8.42	$9.70
Total Return	(11.83)%	(0.29)%	(3.66)%	(6.03)%	14.93%
Supplemental Data and Ratios
Net assets, end of year (in 000s)	$291,420	$628,295	$748,415	$735,670	$733,365
Ratio of expenses to average net assets	1.14%	1.17%	1.16%	1.14%	1.15%
Ratio of net investment income (loss) to average net assets	1.13%	1.68%	0.99%	1.23%	2.61%
Ratio of net investment income to average net assets	2.02%	1.68%	0.99%	1.23%	2.61%
Portfolio turnover rate	43%	48%	55%	30%	65%
(1)For an Institutional Class Share outstanding for the entire period.
(2)Per share amounts calculated using average shares method.
(3)Amount per share is less than $0.01.

Target Fund
Institutional Class

	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016
Per Common Share Data (1)
Net asset value, beginning of year	$6.52	$7.24	$8.23	$9.51	$9.31
Investment operations:
Net investment income	0.11(2)	(0.97)	0.11 (2)	0.13 (2)	0.25 (2)
Net realized and unrealized gain (loss) on investments and translations of foreign currency	(0.98)	0.92	(0.38)	(0.69)	0.68
Total from investment operations	(0.87)	(0.05)	(0.27)	(0.56)	0.93
Less distributions from:
Net investment income	(0.20)	(0.41)	(0.48)	(0.27)	(0.25)
Net realized gains	—	—	—	—	—
Return of capital	(0.29)	(0.26)	(0.24)	(0.45)	(0.48)
Total distributions	(0.49)	(0.67)	(0.72)	(0.72)	(0.73)
Redemption fee proceeds	—	—(3)	—(2)(3)	—(2)(3)	—(2)(3)
Net asset value, end of year	$5.16	$6.52	$7.24	$8.23	$9.51
Total Return(4)	(13.48)%	(0.83)%	(3.71)%	(6.13)%	11.45%
Supplemental Data and Ratios
Net assets, end of year (in 000s)	$16,574	$75,910	$265,892	$328,540	$432,631
Ratio of expenses to average net assets:
Before expense waiver/recoupment	1.06%	0.95%	0.93%	0.90%	0.90%
After expense waiver/recoupment	1.01%	0.94%	0.93%	0.90%	0.94%
Ratio of expenses excluding interest expense to average net assets
Before expense waiver/recoupment	1.05%	0.95%	0.93%	0.90%	0.90%
After expense waiver/recoupment	1.00%	0.94%	0.93%	0.90%	0.94%
Ratio of net investment income to average net assets
Before expense waiver/recoupment	1.05%	1.79%	1.32%	1.42%	3.01%
After expense waiver/recoupment	1.00%	1.80%	1.32%	1.42%	2.97%
Portfolio turnover rate	78%	75%	73%	28%	71%
(1)For an Institutional Class Share outstanding for the entire period.
(2)Per share amounts calculated using average shares method.
(3)Amount per share is less than $0.01.

STATEMENT OF ADDITIONAL INFORMATION
TO THE
REGISTRATION STATEMENT ON FORM N-14 FILED BY:

Managed Portfolio Series
on behalf of its series
Tortoise MLP & Energy Income Fund

615 East Michigan Street
Milwaukee, Wisconsin 53202
(414) 287-3700

Relating to the June 22, 2021 Special Meeting of Shareholders of:
Tortoise MLP & Energy Infrastructure Fund
a series of Managed Portfolio Series

June 4, 2021

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated June 4, 2021, relating specifically to the Special Meeting of Shareholders of the Tortoise MLP & Energy Infrastructure Fund to be held on June 22, 2021 (the “Proxy Statement/Prospectus”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by calling the Fund at 855-TCA-FUND.

SAI-1

TABLE OF CONTENTS

PAGE
GENERAL INFORMATION	3
INCORPORATION OF DOCUMENTS BY REFERENCE
INTO THE STATEMENT OF ADDITIONAL INFORMATION	3
SUPPLEMENTAL FINANCIAL INFORMATION	3

SAI-2

GENERAL INFORMATION

This Statement of Additional Information relates to: (a) the acquisition of all of the assets of Tortoise MLP & Energy Infrastructure Fund (the “Target Fund”) by the Tortoise MLP & Energy Income Fund (the “Acquiring Fund”) in exchange for (i) Institutional Class shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund, and (ii) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund; followed by (b) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, to the shareholders’ respective holdings of shares of the Target Fund (the “Reorganization”).

Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this Statement of Additional Information.

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION

The Acquiring Fund and Target Fund are each series of Managed Portfolio Series (the “Trust”). This Statement of Additional Information incorporates by reference the following documents, which have been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

•Statement of Additional Information dated March 31, 2021 for the Acquiring Fund and Target Fund (the “SAI”) (File No. 811-22525)

•The audited financial statements dated November 30, 2020 and related report of the independent registered public accounting firm of the Acquiring Fund and the Target Fund are incorporated by reference to the Annual Report to Shareholders of the Funds for the fiscal year ended November 30, 2020, filed on Form N-CSR (File No. 811-22525) with the SEC on February 5, 2021. Only the audited financial statements and related report of the independent registered public accounting firm included in the Funds’ Annual Report to Shareholders are incorporated herein by reference and no other parts of the Funds’ Annual Report to Shareholders are incorporated by reference.

PRO FORMA FINANCIAL INFORMATION

A table showing the fees and expenses of the Acquiring Fund and Target Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the section titled “Summary of Key Information- How Do The Funds’ Expenses Compare?” of the Proxy Statement/Prospectus.

The Reorganization is not expected to result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. Accordingly, a schedule of investments of the Target Fund modified to reflect such change is not included.

Additionally, there are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.

SAI-3